Exhibit 99.2

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Retail centers

	For the three months ended June 30,
	2004			2003
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents:
Billable base rents	$105,433	$20,078	$125,511	$97,391	$19,228	$116,619
Effects of straight-line rents	1,301	339	1,640	1,784	536	2,320
Amortization of acquired above- and below-market leases	199	378	577	569	299	868
	106,933	20,795	127,728	99,744	20,063	119,807
Percentage rents	2,366	383	2,749	2,225	355	2,580
Specialty retail rents	6,935	769	7,704	6,081	644	6,725
Other rents (note 1)	59,234	10,754	69,988	53,956	10,024	63,980
Other revenues (note 2)	9,940	1,000	10,940	9,991	594	10,585
	185,408	33,701	219,109	171,997	31,680	203,677
Share of FFO of minority interest ventures (note 3)	—	—	—	3,144	—	3,144
Total revenues	185,408	33,701	219,109	175,141	31,680	206,821

Operating expenses	71,978	12,076	84,054	70,892	11,584	82,476
Net Operating Income	$113,430	$21,625	$135,055	$104,249	$20,096	$124,345

Notes:

(1)     Other rents are comprised primarily of charges to tenants for operating expenses.

(2)     Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)     In 2003, minority interest ventures included Randhurst, Staten Island Mall and certain other assets acquired in the Rodamco transaction (River Ridge Mall and Kravco).  The Company acquired its partner’s interest in Staten Island Mall in August 2003.  The Company disposed of its interests in River Ridge Mall and Kravco in July 2003 and December 2003, respectively.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Retail centers

	For the six months ended June 30,
	2004			2003
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents:
Billable base rents	$205,598	$40,137	$245,735	$201,680	$36,101	$237,781
Effects of straight-line rents	2,326	586	2,912	3,491	967	4,458
Amortization of acquired above- and below-market leases	764	452	1,216	1,146	458	1,604
	208,688	41,175	249,863	206,317	37,526	243,843
Percentage rents	4,481	684	5,165	4,665	652	5,317
Specialty retail rents	12,525	1,377	13,902	11,244	1,140	12,384
Other rents (note 1)	116,485	19,877	136,362	114,364	20,170	134,534
Other revenues (note 2)	17,963	1,533	19,496	19,477	1,822	21,299
	360,142	64,646	424,788	356,067	61,310	417,377
Share of FFO of minority interest ventures (note 3)	—	—	—	5,801	—	5,801
Total revenues	360,142	64,646	424,788	361,868	61,310	423,178

Operating expenses	143,638	22,551	166,189	146,244	22,942	169,186
Net Operating Income	$216,504	$42,095	$258,599	$215,624	$38,368	$253,992

Notes:

(1)     Other rents are comprised primarily of charges to tenants for operating expenses.

(2)     Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)     In 2003, minority interest ventures included Randhurst, Staten Island Mall and certain other assets acquired in the Rodamco transaction (River Ridge Mall and Kravco).  The Company acquired its partner’s interest in Staten Island Mall in August 2003.  The Company disposed of its interests in River Ridge Mall and Kravco in July 2003 and December 2003, respectively.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the three months ended June 30,
	2004			2003
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents:
Billable base rents	$98,201	$27,310	$125,511	$96,042	$20,577	$116,619
Effects of straight-line rents	631	1,009	1,640	1,618	702	2,320
Amortization of acquired above- and below-market leases	252	325	577	777	91	868
	99,084	28,644	127,728	98,437	21,370	119,807
Percentage rents	2,436	313	2,749	2,480	100	2,580
Specialty retail rents	6,135	1,569	7,704	5,382	1,343	6,725
Other rents	54,102	15,886	69,988	52,326	11,654	63,980
Other revenues	7,281	3,659	10,940	8,800	1,785	10,585
	169,038	50,071	219,109	167,425	36,252	203,677
Share of FFO of minority interest ventures	—	—	—	—	3,144	3,144
Total revenues	169,038	50,071	219,109	167,425	39,396	206,821

Operating expenses	62,442	21,612	84,054	63,086	19,390	82,476
Net Operating Income	$106,596	$28,459	$135,055	$104,339	$20,006	$124,345

Note -     Noncomparable properties consist of projects which, in 2004 or 2003, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, The Gallery at Market East, Highland Mall, The Jacksonville Landing, Mizner Park, Moorestown Mall, Plymouth Meeting, Providence Place, Randhurst, Staten Island Mall, Village of Merrick Park, Westdale Mall and other retail properties in Columbia, Maryland.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the six months ended June 30,
	2004			2003
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents:
Billable base rents	$196,151	$49,584	$245,735	$191,182	$46,599	$237,781
Effects of straight-line rents	1,300	1,612	2,912	3,108	1,350	4,458
Amortization of acquired above- and below-market leases	477	739	1,216	1,513	91	1,604
	197,928	51,935	249,863	195,803	48,040	243,843
Percentage rents	4,537	628	5,165	4,425	892	5,317
Specialty retail rents	11,160	2,742	13,902	9,819	2,565	12,384
Other rents	108,459	27,903	136,362	106,283	28,251	134,534
Other revenues	13,882	5,614	19,496	16,687	4,612	21,299
	335,966	88,822	424,788	333,017	84,360	417,377
Share of FFO of minority interest ventures	—	—	—	—	5,801	5,801
Total revenues	335,966	88,822	424,788	333,017	90,161	423,178

Operating expenses	126,052	40,137	166,189	127,182	42,004	169,186
Net Operating Income	$209,914	$48,685	$258,599	$205,835	$48,157	$253,992

Note -  Noncomparable properties consist of projects which, in 2004 or 2003, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, The Gallery at Market East, Highland Mall, The Jacksonville Landing, Mizner Park, Moorestown Mall, Plymouth Meeting, Providence Place, Randhurst, Staten Island Mall, Village of Merrick Park, Westdale Mall and other retail properties in Columbia, Maryland.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the three months ended June 30,
	2004			2003
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents:
Billable base rents	$29,766	$1,608	$31,374	$38,048	$984	$39,032
Effects of straight-line rents	49	135	184	(152)	142	(10)
Amortization of acquired above- and below-market leases	(33)	(47)	(80)	—	(24)	(24)
	29,782	1,696	31,478	37,896	1,102	38,998
Other rents (note 1)	2,954	734	3,688	4,035	329	4,364
Other revenues (note 2)	5,553	18,543	24,096	5,873	606	6,479
	38,289	20,973	59,262	47,804	2,037	49,841
Share of FFO of minority interest ventures (note 3)	304	—	304	529	—	529
Total revenues	38,593	20,973	59,566	48,333	2,037	50,370

Operating expenses	15,383	18,047	33,430	18,378	1,104	19,482
Net Operating Income	$23,210	$2,926	$26,136	$29,955	$933	$30,888

Notes:

(1)     Other rents are comprised primarily of charges to tenants for operating expenses.

(2)     Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)     Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City. An interest in the hotel was acquired in the Rodamco transaction.  The Company disposed of most of this interest in April 2004.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the six months ended June 30,
	2004			2003
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents:
Billable base rents	$61,124	$3,196	$64,320	$76,232	$1,916	$78,148
Effects of straight-line rents	212	286	498	283	259	542
Amortization of acquired above- and below-market leases	(33)	(79)	(112)	—	(49)	(49)
	61,303	3,403	64,706	76,515	2,126	78,641
Other rents (note 1)	6,832	1,453	8,285	8,604	740	9,344
Other revenues (note 2)	10,485	35,826	46,311	11,222	1,119	12,341
	78,620	40,682	119,302	96,341	3,985	100,326
Share of FFO of minority interest ventures (note 3)	641	—	641	(109)	—	(109)
Total revenues	79,261	40,682	119,943	96,232	3,985	100,217

Operating expenses	31,862	35,408	67,270	37,124	2,325	39,449
Net Operating Income	$47,399	$5,274	$52,673	$59,108	$1,660	$60,768

Notes:

(1)     Other rents are comprised primarily of charges to tenants for operating expenses.

(2)     Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)     Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City. An interest in the hotel was acquired in the Rodamco transaction.  The Company disposed of most of this interest in April 2004.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the three months ended June 30,
	2004			2003
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents:
Billable base rents	$28,877	$2,497	$31,374	$29,873	$9,159	$39,032
Effects of straight-line rents	(1)	185	184	(306)	296	(10)
Amortization of acquired above- and below-market leases	(22)	(58)	(80)	(24)	—	(24)
	28,854	2,624	31,478	29,543	9,455	38,998
Other rents	3,268	420	3,688	3,203	1,161	4,364
Other revenues	5,806	18,290	24,096	6,152	327	6,479
	37,928	21,334	59,262	38,898	10,943	49,841
Share of FFO of minority interest ventures	—	304	304	—	529	529
Total revenues	37,928	21,638	59,566	38,898	11,472	50,370

Operating Expenses	15,251	18,179	33,430	15,131	4,351	19,482
Net Operating Income	$22,677	$3,459	$26,136	$23,767	$7,121	$30,888

Note -  Noncomparable properties consist of projects which, in 2004 or 2003, were acquired, disposed of, opened or prepared for disposition.  Such properties include the following: the office components of Mizner Park, an interest in Westin New York, Hughes Center (a master-planned business park in Las Vegas, Nevada), office buildings in The Woodlands (a master-planned community near Houston, Texas), two office buildings in Summerlin Town Center in Las Vegas, three office buildings in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the six months ended June 30,
	2004			2003
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents:
Billable base rents	$57,794	$6,526	$64,320	$59,613	$18,535	$78,148
Effects of straight-line rents	157	341	498	(224)	766	542
Amortization of acquired above- and below-market leases	(46)	(66)	(112)	(49)	—	(49)
	57,905	6,801	64,706	59,340	19,301	78,641
Other rents	7,065	1,220	8,285	6,803	2,541	9,344
Other revenues	11,120	35,191	46,311	11,723	618	12,341
	76,090	43,212	119,302	77,866	22,460	100,326
Share of FFO of minority interest ventures	—	641	641	—	(109)	(109)
Total revenues	76,090	43,853	119,943	77,866	22,351	100,217

Operating Expenses	30,783	36,487	67,270	30,667	8,782	39,449
Net Operating Income	$45,307	$7,366	$52,673	$47,199	$13,569	$60,768

Note -     Noncomparable properties consist of projects which, in 2004 or 2003, were acquired, disposed of, opened or prepared for disposition.  Such properties include the following: the office components of Mizner Park, an interest in Westin New York, Hughes Center (a master-planned business park in Las Vegas, Nevada), office buildings in The Woodlands (a master-planned community near Houston, Texas), two office buildings in Summerlin Town Center in Las Vegas, three office buildings in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company

Net Operating Income from Community Development

(in thousands)

	Columbia Operations	Summerlin Operations	Houston Operations	Total Community Development

For the three months ended June 30, 2004
Revenues	$16,131	$80,072	$28,760	$124,963
Operating costs and expenses	8,099	49,584	27,918	85,601

Net Operating Income	$8,032	$30,488	$842	$39,362

For the three months ended June 30, 2003
Revenues	$3,012	$85,440	$—	$88,452
Operating costs and expenses	1,511	57,646	—	59,157

Net Operating Income	$1,501	$27,794	$—	$29,295

For the six months ended June 30, 2004
Revenues	$45,027	$160,097	$50,929	$256,053
Operating costs and expenses	19,007	106,432	49,920	175,359

Net Operating Income	$26,020	$53,665	$1,009	$80,694

For the six months ended June 30, 2003
Revenues	$25,153	$133,774	$—	$158,927
Operating costs and expenses	9,115	90,604	—	99,719

Net Operating Income	$16,038	$43,170	$—	$59,208

Note -     In January 2004, the Company acquired its partners’ interests in the entities developing the community of Fairwood for approximately $32.0 million.  Revenues of Columbia-based Operations for the three and six months ended June 30, 2003 include the Company’s equity in the earnings of the joint venture that was developing Fairwood ($0.2 million and $2.0 million, respectively).

The Rouse Company

Occupancy Percentages

June 30, 2004

	Occupancy at June 30, 2004	Average Occupancy YTD	Occupancy at June 30, 2003	Average Occupancy YTD

Retail
The percentages noted below are exclusive of community centers and projects in disposition. For a definition of comparable properties, please see the retail statement of net operating income.

Comparable properties	92.4%	92.8%	93.3%	93.3%

Comparable and noncomparable properties combined	92.2%	92.5%	93.1%	92.9%

Office	84.6%	83.6%	87.0%	87.4%

The Rouse Company

Sales Data

Rolling Twelve Months Ended June 30, 2004

Volume

As of July 1, 2003, The Rouse Company managed 13,932,645 square feet of retail space that continued to be in operation at June 30, 2004.  The volume of sales produced in that comparable (same-store) space increased 7.3% in 2004 over 2003.  For detailed information concerning growth by merchant category and region please see the Rouse Retail Barometer.

Productivity

There are numerous ways to compute and analyze sales per square foot for portfolios of properties.  Listed below are some of the most meaningful.  Data below is exclusive of community centers, and projects in disposition.

Sales PSF

Comparable tenants in comparable properties, excluding tenant space over 10,000 square feet.	$440

Comparable tenants in all properties, excluding tenant space over 10,000 square feet.(1)	$448

Comparable tenants in comparable properties.	$415

Comparable tenants in all properties.	$419

Comparable space sales in comparable properties, excluding space over 10,000 square feet.	$425

Comparable space sales in all properties, excluding space over 10,000 square feet.	$433

Comparable space sales in comparable properties.	$403

Comparable space sales in all properties.	$408

Definitions:

Comparable tenant sales:	Same tenant, same space with no new additions.

Comparable space sales:	Same space in both years, no acquisitions or new development.

Noncomparable properties:	Properties which, in 2004 or 2003, were acquired, expanded, opened or prepared for disposition. For a listing of noncomparable projects, please see the retail statements of net operating income.

(1)  Total rent to sales ratio (occupancy cost) is 14.0%.

The Rouse Company

Schedule of Expiring Footage, Excluding Department Stores and Storage (Note)

As of June 30, 2004

(in thousands)

	Remaining 2004	2005	2006	2007	2008

Retail centers	901	1,825	1,473	1,332	1,413

Office and other properties	651	985	1,250	1,032	659

Note:

Footage amounts represent gross leasable area expiring during the year. Re-leasing assumptions are not included.

The Rouse Company

Significant Retail Tenant Concentration

June 30, 2004

Tenant		Percentage of GLA

1	The Limited, Inc.	7.2%

2	The Gap, Inc.	5.3%

3	Foot Locker, Inc.	2.6%

4	Abercrombie & Fitch, Inc.	2.2%

5	Retail Brand Alliance, Inc.	1.5%

6	Ann Taylor, Inc.	1.4%

7	Williams-Sonoma, Inc.	1.3%

8	Spiegel, Inc.	1.3%

9	Lerner New York, Inc.	1.3%

10	The Wet Seal, Inc.	1.1%

The Rouse Company and Unconsolidated Proportionate Share Ventures

Additions to Operating Properties and Properties in Development

For the three months ended June 30, 2004

(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$42,051	$(1,103)	$40,948

Renovations and Expansions	7,875	925	8,800

Tenant Allowances, Improvements and Leasing Commissions	6,381	678	7,059

Building and Other	9,864	90	9,954

Total	$66,171	$590	$66,761

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$41	$—	$41

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	4,612	874	5,486

Building and Other	1,916	842	2,758

Total	$6,569	$1,716	$8,285

The Rouse Company and Unconsolidated Proportionate Share Ventures

Additions to Operating Properties and Properties in Development

For the six months ended June 30, 2004

(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$55,343	$9,297	$64,640

Renovations and Expansions	18,851	1,607	20,458

Tenant Allowances, Improvements and Leasing Commissions	8,339	992	9,331

Building and Other	12,332	215	12,547

Total	$94,865	$12,111	$106,976

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$117	$—	$117

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	7,693	1,041	8,734

Building and Other	3,613	842	4,455

Total	$11,423	$1,883	$13,306

The Rouse Company and Unconsolidated Proportionate Share Ventures

Combined Balance Sheets (in thousands)

	June 30, 2004			December 31, 2003
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Assets:
Operating properties:
Property	$5,830,436	$1,188,638	$7,019,074	$5,351,748	$1,142,842	$6,494,590
Less accumulated depreciation	973,241	84,156	1,057,397	897,277	67,004	964,281
	4,857,195	1,104,482	5,961,677	4,454,471	1,075,838	5,530,309
Deferred costs	251,346	36,995	288,341	238,122	30,336	268,458
Less accumulated amortization	103,146	7,654	110,800	94,424	5,439	99,863
	148,200	29,341	177,541	143,698	24,897	168,595
Operating properties, net	5,005,395	1,133,823	6,139,218	4,598,169	1,100,735	5,698,904
Properties in development	224,732	31,227	255,959	167,073	26,952	194,025
Properties held for sale	8,241	—	8,241	138,823	—	138,823
Land held for development and sale	455,494	205,699	661,193	414,666	239,590	654,256
Investments in and advances to other unconsolidated real estate ventures	587,763	(572,123)	15,640	647,867	(591,072)	56,795
Prepaid expenses, receivables under finance leases and other assets	559,379	26,557	585,936	479,409	33,429	512,838
Accounts and notes receivable	67,147	44,195	111,342	53,694	35,555	89,249
Cash, cash equivalents and marketable securities	61,407	40,326	101,733	139,543	28,068	167,611

Total	$6,969,558	$909,704	$7,879,262	$6,639,244	$873,257	$7,512,501

Liabilities and shareholders’ equity:
Mortgages payable and other long term debt	$4,564,916	$839,990	$5,404,906	$4,333,557	$808,581	$5,142,138
Debt related to properties held for sale	—	—	—	110,935	—	110,935
Accounts payable, accrued expenses and other liabilities	814,745	69,714	884,459	790,572	64,676	855,248
Parent Company-obligated preferred securities	—	—	—	79,216	—	79,216
Shareholders’ equity	1,589,897	—	1,589,897	1,324,964	—	1,324,964

Total	$6,969,558	$909,704	$7,879,262	$6,639,244	$873,257	$7,512,501

The Rouse Company and Unconsolidated Proportionate Share Ventures

Comparative Balance Sheets (in thousands)

	June 30 2004	March 31 2004	December 31 2003	September 30 2003	June 30 2003
Assets:
Operating properties:
Property	$7,019,074	$6,992,881	$6,494,590	$6,401,829	$6,158,507
Less accumulated depreciation	1,057,397	1,008,577	964,281	960,320	920,160
	5,961,677	5,984,304	5,530,309	5,441,509	5,238,347
Deferred costs	288,341	283,759	268,458	263,927	249,638
Less accumulated amortization	110,800	104,231	99,863	98,557	92,466
	177,541	179,528	168,595	165,370	157,172
Operating properties, net	6,139,218	6,163,832	5,698,904	5,606,879	5,395,519
Properties in development	255,959	217,266	194,025	268,207	246,329
Properties held for sale	8,241	11,389	138,823	—	—
Land held for development and sale	661,193	665,576	654,256	404,851	383,877
Investments in and advances to other unconsolidated real estate ventures	15,640	26,805	56,795	123,463	101,680
Prepaid expenses, receivables under finance leases and other assets	585,936	603,600	512,838	497,780	387,660
Accounts and notes receivable	111,342	93,490	89,249	63,599	55,233
Cash, cash equivalents and marketable securities	101,733	91,730	167,611	97,539	97,800

Total	$7,879,262	$7,873,688	$7,512,501	$7,062,318	$6,668,098

Liabilities and shareholders’ equity:
Mortgages payable and other long term debt	$5,404,906	$5,434,651	$5,142,138	$4,913,678	$4,570,557
Debt related to properties held for sale	—	3,450	110,935	—	—
Accounts payable, accrued expenses and other liabilities	884,459	840,255	855,248	784,884	740,551
Parent Company-obligated preferred securities	—	—	79,216	104,284	126,590
Shareholders’ equity	1,589,897	1,595,332	1,324,964	1,259,472	1,230,400

Total	$7,879,262	$7,873,688	$7,512,501	$7,062,318	$6,668,098

The Rouse Company and Unconsolidated Proportionate Share Ventures

Debt Summary

(in thousands)

June 30, 2004

	Consolidated Debt			Unconsolidated Proportionate Share Ventures			Total
	Amount	Weighted- average Interest Rate (1)	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate (1)	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate (1)	Weighted- average Maturity (years)

Total Debt

Variable-rate (2)	$774,610	2.5%	3.0	$207,768	3.5%	1.8	$982,378	2.7%	2.8
Variable-rate debt swapped to fixed	564,350	3.2%	2.3	52,500	4.7%	1.4	616,850	3.3%	2.2
Fixed-rate	3,225,956	7.0%	6.4	579,722	5.7%	6.6	3,805,678	6.8%	6.4

	$4,564,916	5.8%	5.3	$839,990	5.1%	5.1	$5,404,906	5.6%	5.3

Notes:

(1)            Includes the effects of interest rate swap agreements.

(2)            Includes $400 million of fixed-rate debt swapped to a variable rate.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Secured and Unsecured Debt Summary

(in thousands)

June 30, 2004

	Consolidated Debt		Unconsolidated Proportionate Share Ventures		Total
	Amount	% of Debt to Total Debt	Amount	% of Debt to Total Debt	Amount	% of Debt to Total Debt

Secured Debt	$2,730,437	59.8%	$839,990	100.0%	$3,570,427	66.1%

Unsecured Debt (1)	1,834,479	40.2%	—	0.0%	1,834,479	33.9%

	$4,564,916	100.0%	$839,990	100.0%	$5,404,906	100.0%

Notes:

(1)          Includes borrowings under the Company’s credit facility.

The Rouse Company

Coverage Ratios (Note)

June 30, 2004

	6/30/2004	6/30/2003

Interest Coverage
1) Net earnings	$128,353	$162,232
2) Funds from operations (FFO)	186,807	177,183
3) Interest expense	138,587	140,659
4) Quips expense	668	6,355

Calculations:

Net earnings (1+3+4)/3	1.9	2.2
FFO (2+3+4)/3	2.4	2.3

Interest and Preferred Coverage

1) Net earnings	$128,353	$162,232
2) Funds from operations (FFO)	186,807	177,183
3) Interest expense	138,587	140,659
4) Quips expense	668	6,355
5) Preferred distributions	784	6,858

Calculations:

Net earnings (1+3+4)/(3+4+5)	1.9	2.0
FFO (2+3+4)/(3+4+5)	2.3	2.1

Note -

The above calculations are an illustrative presentation of the Company’s ability to cover its interest and preferred distribution obligations. These calculations are not prepared in accordance with the terms of various loans which, among other things require the Company to maintain specified minimum levels of debt service coverage. See the Financial Highlights attached to the Company’s press release dated July 29, 2004 for a reconciliation of FFO to net earnings.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Schedule of Unencumbered Net Operating Income  (1)

(in thousands)

For the three months ended June 30, 2004:
NOI generated by unencumbered retail assets (2)	$31,407
NOI generated by unencumbered office and other assets (3)	2,124
Community development NOI (4)	38,520

Total	$72,051

For the six months ended June 30, 2004:
NOI generated by unencumbered retail assets (2)	$61,742
NOI generated by unencumbered office and other assets (3)	4,189
Community development NOI (4)	79,685

Total	$145,616

Notes:

(1)          Unencumbered NOI is the NOI of properties that were not encumbered by mortgages at June 30, 2004 and Fashion Show, which is encumbered by a mortgage with a face value of approximately $33 million that the Company intends to repay without penalty before December 31, 2004. In January 2004, the Company repaid a $240 million construction loan that had encumbered Fashion Show.

(2)          Retail assets that are unencumbered consist of seven regional malls, including Fashion Show (see above).

(3)          Office and other assets that are unencumbered consist of 14 office buildings located in Baltimore, Maryland, two office buildings in Columbia, Maryland and two office buildings in Las Vegas, Nevada.

(4)          Community development NOI excludes The Woodlands.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Schedule of Balloon Payments Due

(in thousands)

June 30, 2004

	Remaining 2004	2005	2006	2007	2008

Consolidated Debt	$99,868	$553,285	$434,568	$439,362	$456,908

Unconsolidated Proportionate Share Ventures	4,575	171,899	77,600	47,813	48,976

Total	$104,443	$725,184	$512,168	$487,175	$505,884

The Rouse Company and Unconsolidated Proportionate Share Ventures

Debt Maturities and Average Interest Rates (Note 1)

June 30, 2004

($ in millions)

	Remaining 2004	2005	2006	2007	2008	Thereafter	Total

Consolidated debt:

Fixed-rate debt	$131	180	297	239	499	2,280	$3,626
Average interest rate	6.4%	6.4%	6.3%	6.2%	6.0%	6.0%	6.1%

Variable-rate debt	$6	460	206	260	2	5	$939
Average interest rate	2.9%	2.9%	3.1%	3.6%	3.8%	3.8%	3.1%

Unconsolidated Proportionate Share Venture debt:

Fixed-rate debt	$4	9	10	56	55	446	$580
Average interest rate	5.7%	5.7%	5.7%	5.6%	5.4%	5.4%	5.4%

Variable-rate debt	$5	171	78	2	4	—	$260
Average interest rate	3.8%	2.7%	6.2%	6.2%	6.2%	—	3.9%

Note 1: The average interest rates are based on the debt outstanding at the end of each year, current applicable LIBOR rates at June 30, 2004, and includes the effect of interest rate SWAP agreements.